SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 29, 2010

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130
(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices)    (Zip Code)

(330) 438-3000

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The Timken Company issued a press release on April 29, 2010, announcing results for the first quarter 2010 and filed its current report on Form 8-K in connection therewith.  Inadvertently, the financial table titled “Reconciliation of GAAP income from continuing operations before taxes” was omitted from the filing.  Accordingly, the Company is filing this current report on Form 8-K/A attaching the entire press release including such table.

 A copy of the corrected press release is attached as Exhibit 99.1 to this report and incorporated by this reference.

This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibits.

99.1	The Timken Company Press Release dated April 29, 2010, announcing results for the first quarter 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

Date: April 29, 2010	By:	/s/ William R. Burkhart
William R. Burkhart
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	The Timken Company Press Release dated April 29, 2010, announcing results for the first quarter 2010.